NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

AMENDMENT NO. 4
DATED AS OF JUNE 27, 2019
TO THE
AGREEMENT TO PURCHASE [*] SPARE ENGINES
BY AND BETWEEN
IAE INTERNATIONAL AERO ENGINES AG
AND
WILLIS LEASE FINANCE CORPORATION,
for itself and as Servicer

DATED AS OF MARCH 16, 2018

This document contains proprietary information of IAE International Aero Engines AG (“IAE”). IAE offers the information contained in this document on the condition that you not disclose or reproduce the information in contravention of Section 8.4 of the Contract (as defined herein). Neither receipt nor possession of this document, from any source, constitutes IAE’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE’s written consent may result in criminal and/or civil liability.
This document contains no technical data subject to the EAR or ITAR.
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AMENDMENT NO. 4
THIS AMENDMENT NO. 4 (this “Amendment No. 4”) dated as of June 27, 2019, by and between IAE International Aero Engines AG, with a place of business at 400 Main Street, East Hartford, Connecticut 06118, United States of America (“IAE”), and Willis Lease Finance Corporation, with a place of business at 4700 Lyons Technology Parkway, Coconut Creek, Florida 33073, United States of America (for itself and in its capacity as Servicer on behalf of the Permitted Affiliates, "Willis"), amends that certain Agreement to Purchase [*] Spare Engines dated March 16, 2018, by and between IAE and Willis (as amended from time to time, the “Contract”).

Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Contract, unless expressly stated otherwise.

WHEREAS:

Willis desires to purchase from IAE, and IAE desires to sell to Willis, three (3) additional new [*] Spare Engines, which will be operated by one or more of Willis’ lessees on such lessees’ [*] aircraft powered by [*] engines; and

IAE and Willis desire to amend the Contract in order to add such three (3) additional new [*] Spare Engines to the Contract upon the terms and conditions set forth in the Contract together with this Amendment No. 4;

NOW THEREFORE:

In consideration of the foregoing recitals, conditions and of the mutual covenants herein contained, the parties hereby amend the Contract as follows:

1.	The recitals from page 3 of the Contract are hereby replaced in their entirety with the following:

“Willis desires to purchase from IAE, and IAE desires to sell to Willis, the new [*] Spare Engines as defined below, which will be operated by one or more lessees of Willis to support such lessees’ [*] aircraft powered by [*] engines; and
The parties hereby set out the terms upon which Willis will purchase from IAE, and IAE will sell to Willis, the Spare Engines as defined below.”

2.	The definition of “Spare Engine” set forth in Section 1.9 is revised to read as follows:

““Spare Engine” means, individually or collectively as the context requires, the twenty-two (22) [*] engines that are the subject of this Contract, as specified in Appendix 2 and described in the corresponding Specification. Each Spare Engine is [*].”

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NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.
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3.	Sections 2.4.1.a through 2.4.1.c are hereby deleted in their entireties and replaced with the following:

[*]

4.	Section 2.4.3 is hereby deleted in its entirety and replaced with the following:

“All payments hereunder will be deemed to have been made only to the extent cleared or good value funds are received by IAE at a bank account in accordance with Section 2.4.2 above. [*], and provided that Willis submits the preliminary version of the form attached as Appendix 4 in accordance with Section 2.5.2, then, at least [*] prior to the due date of any payment hereunder, IAE will provide Willis with an invoice therefor. In respect of [*], IAE will provide Willis with an invoice therefor promptly upon execution of this Contract.”

5.	Section 2.5.2 is hereby deleted in its entirety and replaced with the following:

“[*], no less than (i) [*] for the preliminary version and (ii) [*] for the final version, in each case prior to the Delivery Date, Willis must provide IAE with instructions as to the marking and transportation details for each Spare Engine by completing the required portions of the form attached as Appendix 4. The Parties recognize that notwithstanding Section 2.5.2(ii) above, Willis shall be entitled to adjust [*] prior to the Delivery Date without any impact to the Delivery Date; provided, however, that if Willis makes any change to [*], or to [*], in each case within [*] of the Delivery Date, the Parties agree that IAE shall be entitled to up to [*] to process such adjustment and the Delivery Date will be extended accordingly without any liability to either Party.”

6.	Section 2.5.3 is hereby deleted in its entirety and replaced with the following:

“[*], provided that Willis complies with Section 2.5.2 above, IAE will provide Willis with the Spare Engine serial number no later than [*] prior to the Delivery Date.”

7.	A new Section 8.1.5 is hereby added, which shall provide as follows:

[*]

8.	A new Section 8.17 is hereby added, which shall provide as follows:

[*]

9.	Appendix 2 of the Contract, Delivery Schedule and Pricing, is hereby deleted and replaced with Attachment 1 to this Amendment No. 4.

10.	Appendix 6 of the Contract, List of Permitted Affiliates, is hereby deleted and replaced with Attachment 2 to this Amendment No. 4.
The terms and conditions contained in this Amendment No. 4 constitute the entire agreement between the Parties with respect to the matters herein described, and supersede all prior understandings and agreements of the Parties with respect thereto. No amendment or modification of this Amendment No. 4 shall be binding upon a Party unless set forth in a written instrument executed by both Parties.

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NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.
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The Parties hereby acknowledge and agree that there has been full and adequate consideration for the mutual promises contained herein. The terms and conditions of the Contract are incorporated herein by reference. Except as expressly amended hereby, all other terms and conditions of the Contract shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

This Amendment No. 4 is available for the Parties’ consideration until June 26, 2019. This Amendment No. 4 may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which when taken together shall constitute the same instrument.

Upon acceptance by IAE, as evidenced by execution of the signature block below, this Amendment No. 4 will become an enforceable amendment to the Contract. After acceptance by IAE, IAE will return one (1) fully executed duplicate original Amendment No. 4 to Willis. The Parties agree that facsimile or electronically transmitted signatures are deemed to be of the same force and effect as an original executed document. If executed by facsimile or electronic transmission, the Parties agree to provide original signature pages upon request.

[SIGNATURE PAGE FOLLOWS ON THE NEXT PAGE]

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NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.
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NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 4 to be duly executed as of the date first stated above.

WILLIS LEASE FINANCE CORPORATION, for itself and as Servicer
By:	/s/ Brian R. Hole
Name:	Brian R. Hole
Title:	President
Date:	June 27, 2019

IAE INTERNATIONAL AERO ENGINES AG
By:	/s/ B. Zimmerman
Name:	B. Zimmerman
Title:	COO IAE AG
Date:	June 27, 2019

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ATTACHMENT 1 TO AMENDMENT NO. 4

“APPENDIX 2

DELIVERY SCHEDULE AND PRICING

Spare Engine Rank	Spare Engine Model[1]	Delivery Date[2]	Spare Engine Purchase Price
1	[*]	[*]	See below[3]
2	[*]	[*]
3	[*]	[*]
4	[*]	[*]
5	[*]	[*]
6	[*]	[*]
7	[*]	[*]
8	[*]	[*]
9	[*]	[*]
10	[*]	[*]
11	[*]	[*]
12	[*]	[*]
13	[*]	[*]
14	[*]	[*]
15	[*]	[*]	[*]
16	[*]	[*]	[*]
17	[*]	[*]	[*]
18	[*]	[*]	[*]
19	[*]	[*]	[*]
20	[*]	[*]	[*]
21	[*]	[*]	[*]
22	[*]	[*]	[*]
[1]For Spare Engine Ranks 1-14, Willis will notify IAE no later than [*] prior to the Delivery Date whether Willis requires that the Spare Engine be delivered in [*].

2IAE will be obligated to deliver each Spare Engine by [*], as appropriate. Notwithstanding the foregoing, IAE and Willis agree to meet [*] to discuss in good faith the potential acceleration of one or more Delivery Dates within [*]. Should the Parties agree in writing to accelerate one or more Delivery Dates, such accelerated date(s) will become the Delivery Date(s) for all purposes of this Contract.

[3]Spare Engine Purchase Price (for Spare Engine Ranks 1-14):
[*]
[*]

”

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